Third Quarter 2008 Earnings Call

Supplemental Slides

Exhibit 99.2

The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views with respect to future events and financial performance.
These estimates, projections and other forward-looking information are based on assumptions that
HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008, Form 10-K for the fiscal year ended December 31, 2007, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. A schedule is attached that reconciles the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the
United States. Our Form 8-K, dated November 4, 2008, to which the following supplemental slides are attached as Exhibit 99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.

Forward-Looking Statements

Table of Contents

                                                                                                           Slide

Revenues (Q3, Sequential).......................................................                  4-5

Expenses (Q3)….………………………………………………….                          6

Labor……… …………………………………………………….....                         7

Expenses (Sequential)….………………………………………...                          8

Bad Debt Expense……….……………………………………..…                          9

Adjusted Consolidated EBITDA Results (Q3, Year to date).…                       10

Adjusted Income Per Share Results….…………………………                      11

Free Cash Flow………..…………………………………………..                      12

Liquidity……………………………………………………………..                     13

Debt Reduction…………………………………………………….                      14

Interest Expense and Swap Settlements………………………..                    15

Development Growth YTD…..……………………………………                     16

Appendix……………………………………………………………                      17

Outstanding Share Summary…………………………………….                      18

Debt Schedule……………………………………………………..                     19

US GAAP Reconciliations ………………………………………..         20-26

(Millions)	3rd Qtr. 2008		3rd Qtr. 2007		Change
Inpatient	$	411.5	$	380.4	8.2%
Outpatient and other		44.7		47.9	(6.7%)
Consolidated net operating	$	456.2	$	428.3	6.5%
Discharges		26,827		24,535	9.3%
Net patient revenue / discharge	$	15,339	$	15,504	(1.1%)

▪

▪

▪

▪

▪

HEALTHSOUTH

Revenues (Q3 2008 vs Q3 2007)

Inpatient revenue growth was driven by strong discharge volumes.

Volume growth was driven by the TeamWorks effort, the acquisition of a 34-bed hospital in
Vineland, NJ, and the acquisitions / consolidations of a 30-bed hospital unit in Arlington, TX and a 38-bed hospital in Midland, TX.

“Same store” discharge growth was 8.1%, excluding our Fredericksburg, VA hospital, which opened in the third quarter 2007, and the above-referenced Vineland, NJ hospital.

Net patient revenue / discharge was lower due to a slight decrease in acuity.

Outpatient revenue declined as a result of 15 fewer outpatient satellites quarter over quarter.

(Millions)	3rd Qtr. 2008		2nd Qtr. 2008		Change
Inpatient	$	411.5	$	410.5	0.2%
Outpatient and other		44.7		47.0	(4.9%)
Consolidated net operating	$	456.2	$	457.5	(0.3%)
Discharges		26,827		26,990	(0.6%)
Net patient revenue/discharge	$	15,339	$	15,209	0.9%

-
-

HEALTHSOUTH

Revenues (Sequential)

The slight decline in consolidated net operating revenues and volumes sequentially is a result of normal seasonality.

Outpatient and other revenue is down sequentially as a result of seasonality and the closure of four outpatient satellites in the third quarter of 2008.

Expenses (Q3 2008 vs Q3 2007)

Salaries and benefits increased quarter over quarter due to an increase in the number of employees required to serve the increase in volumes coupled with higher labor cost per FTE (see next slide).

Hospital related expenses increase was driven by higher costs for supplies and utilities and hurricane-related expenses.

G&A costs were fairly consistent with last year as the divestitures were completed by Q3 07.

(Millions, except percent)

3rd Qtr. 2008

3rd Qtr. 2007

Change

Salaries and benefits

236.5

$

214.4

$

10.3%

Percent of net operating revenues

51.8%

50.1%

170 bps

Hospital related expenses

114.6

$

106.3

$

7.8%

(other operating, supplies, occupancy, bed debts)

Percent of net operating revenues

25.1%

24.8%

30 bps

General and administrative

23.0

$

23.8

$

-3.4%

(excludes $2.5 million and $2.0 million in stock

compensation, respectively)

Percent of net operating revenues

5.0%

5.6%

(60) bps

Employee per Occupied Bed (EPOB)(1)
2.4% Decrease
4.50
4.00
3.50
3.00
2.50
2.00
3Q07
3Q08

Annualized Salary & Benefit Dollars per FTE(1)
7.6% Increase
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
3Q07
3Q08

HEALTHSOUTH

Productivity improved 2.4%

Employees per occupied bed, or EPOB,
decreased from 3.78 to 3.69

Salary, wage & benefit (“SWB”) dollars per FTE
increased 7.6% quarter over quarter due to:

October 1, 2007, merit increases of 3.7%

Range adjustments in select markets, contract
labor and the cost of recruitment and
orientation.

2008 benefit plans

Some changes to these plans will be made
November 15th; additional changes will be
made January 1st.

An average merit increase of 3.0% was given on
10/01/08 (except senior management).

Labor

(1)

Includes FTE’s associated with contract labor

Expenses (Sequential)

Salaries and benefits were up in third quarter primarily as the result of higher cost per employee related to our benefits programs.

Hospital related expenses were higher in the third quarter mainly attributed to insurance costs which tend to vary, higher seasonal utilities costs, and some hurricane-related expenses.

(Millions, except percent)

3rd Qtr. 2008

2nd Qtr. 2008

Change

Salaries and benefits

236.5

$

234.1

$

1.0%

Percent of net operating revenues

51.8%

51.2%

60 bps

Hospital related expenses

114.6

$

110.5

$

3.7%

(other operating, supplies, occupancy, bed debts)

Percent of net operating revenues

25.1%

24.2%

90 bps

General and administrative

23.0

$

22.5

$

2.2%

(excludes $2.5 million and $2.7 million in stock

compensation, respectively)

Percent of net operating revenues

5.0%

4.9%

10 bps

$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
06 Qtr Avg
07 Qtr Avg
Q1 08
Q2 08
Q3 08
Provision for doubtful accounts
As a % of net operating revenue

-
-

HEALTHSOUTH

Bad Debt Expense
(Millions, except percent)

The decline of the provision for doubtful accounts is attributable to the
Patcom system we installed in 2006.

Provision for doubtful accounts is expected to be in the 1.5% to 1.8% range as a percent of net operating revenues for the foreseeable future.

New collections software installed
in hospitals during 2006

Guidance for full year 2008	Previous	Current
Adjusted Consolidated EBITDA[(1)]	$330 million to $335 million	$330 million to $335 million

HEALTHSOUTH

Adjusted Consolidated EBITDA Results

(1)

Reconciliation to GAAP provided on slide 20 and slide 22

(2)

Includes an $8.6 million gain on the sale of our investment in Source Medical

(3)

Adjusted Consolidated EBITDA was revised upward in the second quarter 2008 earnings release

(3)

No change; benefit and nonproductive labor costs (e.g. PTO accruals) won’t change significantly until new benefit year (effective January 1, 2009)

(Millions)

Adjusted Consolidated EBITDA

(1)

$

79.3

$

88.3

(2)

$

254.1

$

234.8

(2)

3rd Qtr.

2008

3rd Qtr.

2007

9 Months

2008

9 Months

2007

(Millions, except per share data)	3rd Qtr. 2008	3rd Qtr. 2007	9 Months 2008	9 Months 2007
Income from continuing operations	$ 9.4	$ 250.1	$ 61.9	$ 225.5
Adjusted income (loss) from continuing operations (1)	$ 14.7	$ (6.5)	$ 47.4	$ (58.1)
	Per Share		**Per Share**	
Adjusted income (loss) from continuing operations per average diluted share (1)	$ 0.15	$ (0.07) (2)	$ 0.50	$ (0.63) (2)

Guidance for full year 2008	Previous	Revised
Adjusted income from continuing operations per average diluted share (1)	$0.50 to $0.55 per share	$0.58 to $0.60 per share

HEALTHSOUTH

Adjusted Income per Share Results

(1)

Reconciliation to GAAP provided on slide 20 and slide 22

(2)

Q3 2007 calculated ignoring the antidilutive impact of negative EPS

(Millions)	Nine Months Ended September 30, 2008
Adjusted Consolidated EBITDA [1]	$ 254.1
Cash interest expense	(126.4)
Capital expenditures for maintenance	(25.2)
Net settlements on interest rate swap	(13.9)
Dividends paid on convertible perpetual preferred stock	(19.5)
Adjusted free cash flow	**$ 69.1**

HEALTHSOUTH

Free Cash Flow Year to Date

Strong Normalized Free Cash Flow

(1)

Reconciliation to GAAP provided on slide 22 and slide 26

(2)

Includes capital expenditures for the refresh programs

(2)

September 30, 2008
Cash	
– Available	$ 24.9
Revolver	
Total line	400.0
Less:	
– Draws	(13.0)
– Letters of credit	(38.4) [1]
Available	$ 348.6
Total Liquidity (available cash and revolver)	**$ 373.5**

HEALTHSOUTH

Liquidity
(Millions)

(1)

Letters of credit will be reduced by $33.6 million when we have court approval of the UBS settlement

Debt Outstanding (2)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,042.7
$1,876.8
$1,834.7
YE 2007
Sep-08
Oct-08

HEALTHSOUTH

Debt Reduction
(Millions)

Significant debt reduction since
2004

$208 million paid down in first 10
months of 2008 (1)(2)

No near-term refinancing
requirements

Future debt reduction from:

Excess cash from operations

Additional income tax
recoveries

Derivative proceeds

$165.9

$208.0

Debt to EBITDA on September 30, 2008 = 5.5X ;       Target = 4.5X

(1)

Credit Agreement limits debt pay down on non–term loan balances to $50 million per year with the addition of a lifetime basket of $100 million. As of Sept. 30, 2008, the $50 million yearly limit had been reached for 2008, and we have used approximately 1/3 of the $100 million lifetime basket.

(2)

A reconciliation can be found on slide 19

Floating Rate Debt Balances	October 31, 2008		Floating Interest Rate
Advances under $400 million revolving credit facility	$	53.0	Libor plus 300 (1)
Term loan facility		785.7	Libor plus 250 (1)
Floating Rate Senior Notes due 2014		366.0	6 month Libor
Total	**$**	**1,204.7**	

Swap Settlement		
Notional amount of the interest rate swap	**$**	**1,121.0**
Receive 3 month Libor and pay 5.22% fixed		

HEALTHSOUTH

Interest Expense and Swap Settlements
(Millions)

As of September 30, 2008, we were in compliance with the covenants under our Credit Agreement.

(1)

We have the flexibility to peg 1,2,3 or 6 month Libor, or prime

Development Growth YTD

(2)

(1)

Plan to work with a developer to obtain a lease arrangement

(2)

CON is being appealed; Operational Date may change

154 additional beds in total, 34 of which apply to third quarter 2008

Revenue contribution starting in Q3 2008 through Q3 2010

Location

Announced

Type of Investment

Installed Beds

Operational

Date

Vineland, NJ

Aug-08

Acquisition of free

standing

34 Beds

Q3 2008

Arlington, TX

Aug-08

Acquisition and

consolidation

n/a

Q3 2008

Midland, TX

Sep-08

Acquisition and

consolidation

n/a

Q3 2008

Marion County, FL

Aug-08

De novo

(1)

40 Beds

3Q 2010

Loudoun County, VA

Aug-08

De novo

40 Beds

2Q 2010

Mesa, AZ

Oct-08

De novo

(1)

40 Beds

3Q 2009

Appendix

Outstanding Share Summary

(Millions)

3rd Qtr.

2008

3rd Qtr.

2007

9 Months

2008

9 Months

2007

Basic shares  outstanding

(2)(3)

87.4

78.5

81.6

78.6

Diluted shares outstanding

(1)(2)(3)

101.0

91.8

95.1

91.9

Basic shares  outstanding

(2)(3)

88.0

78.6

88.0

78.6

Diluted shares outstanding

(1)(2)(3)

101.6

91.9

101.5

91.9

Notes:

3) Does not include approximately 5.0 million shares of common stock and warrants to purchase approximately 8.2 million shares of common stock at a strike price of $41.40 to settle our class action securities litigation. This agreement received final court approval on January 11, 2007. As of September

30, 2008, these shares of common stock and warrants have not been issued and are not included in our basic or diluted common shares outstanding. We expect a ruling in the first quarter 2009. If the judgement is affirmed, the distribution would occur in the first half of 2009.

Average for the Period

End of Period

1) Potential shares for the three months ended September 30, 2008 and 2007, were 13.6 million and 13.3 million, respectively, and for the nine months ended September 30, 2008 and 2007, were 13.5 million and

13.3 million, respectively, and were primarily related to our convertible perpetual preferred stock.

2) Does not include warrants issued in connection with a January 2004 loan repaid to Credit Suisse First

Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.

(Millions)	October 31, 2008	September 30, 2008	December 31, 2007	2008 Debt Reduction
Advances under $400 million revolving credit facility, March 2012	$ 53.0	$ 13.0	$ 75.0	$ 22.0
Term loan facility - March 2013	785.7	818.7	862.8	77.1
Bonds Payable:				
7.000% Senior Notes due 2008	-	-	5.0	5.0
10.750% Senior Subordinated Notes due 2008	-	30.3	30.3	30.3
8.500% Senior Notes due 2008	-	-	9.4	9.4
8.375% Senior Notes due 2011	0.3	0.3	0.3	-
7.625% Senior Notes due 2012	1.5	1.5	1.5	-
Floating Rate Senior Notes due 2014 (6 month Libor plus 600)	366.0	366.0	375.0	9.0
10.75% Senior Notes due 2016	493.9	512.7	558.2	64.3
Notes payable to banks and others at interest rates from 7.9% to 12.9%	12.9	12.9	17.0	4.1
Capital lease obligations	121.4	121.4	108.2	(13.2)
Total	$ 1,834.7	$ 1,876.8	$ 2,042.7	$ 208.0
Year to date debt reduction [1]	**$ 208.0**	**$ 165.9**		

HEALTHSOUTH

Debt Schedule

Debt to EBITDA on September 30, 2008 = 5.5X ;       Target = 4.5X

(1)

Credit Agreement limits debt pay down on non–term loan balances to $50 million per year with the addition of a lifetime basket of $100 million. As of Sept. 30, 2008, the $50 million yearly limit had been reached for 2008, and we have used approximately 1/3 of the $100 million lifetime basket.

(In Millions, Except Per Share Data)	Three Months Ended September 30, 2008		Three Months Ended September 30, 2007	
		Per Share [illegible]		Per Share [illegible]
Net income	$ 6.6	$ 0.08	$ 287.6	$ 3.66
Loss (income) from discontinued operations	2.8	0.03	(37.5)	(0.48)
Income from continuing operations	9.4	0.11	250.1	3.19
Government, class action, and related settlements	17.1	0.20	3.9	0.05
Professional fees - accounting, tax, and legal	4.0	0.05	9.2	0.12
Loss on interest rate swap	8.0	0.09	21.4	0.27
Gain on sale of investment in Source Medical	-	-	(8.6)	(0.11)
Provision for income tax benefit	(22.5)	(0.26)	(281.2)	(3.58)
Estimated state tax expense	(1.3)	(0.01)	(1.3)	(0.02)
Adjusted income (loss) from continuing operations [illegible]	14.7	0.17	(6.5)	(0.08)
Adjustment to GAAP EPS for dilution [illegible]		(0.02)		0.01
Adjusted income (loss) from continuing operations per diluted share [illegible]		$ 0.15		$ (0.07)
Estimated state tax expense	1.3		1.3	
Interest expense and amortization of debt discounts and fees	40.4		60.2	
Depreciation and amortization	18.1		19.5	
	74.5		74.5	
Other adjustments per our Credit Agreement				
Impairment charges	-		0.4	
Net noncash loss on disposal of assets	0.2		0.6	
Loss on early extinguishment of debt	2.1		2.2	
Gain on sale of investment in Source Medical	-		8.6	
Compensation expense under FASB Statement No. 123(R)	2.5		2.0	
Adjusted Consolidated EBITDA [illegible]	$ 79.3		$ 88.3	
Basic weighted average common shares outstanding		87.4		78.5
Diluted weighted average common shares		101.0		91.8

HEALTHSOUTH

Q3 2008 Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA (1)(3) – (Notes on following page)

1) Adjusted income (loss) from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income (loss) from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

2) Per share amounts for the three months ended September 30, 2008 and 2007 are based on basic weighted average common shares outstanding for all amounts except adjusted income (loss) from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The diluted share counts for the three months ended September 30, 2008 and 2007 contain 13.6 million and 13.3 million shares, respectively, primarily related to the potential dilution of our convertible perpetual preferred stock as described in Note 18, Earnings (Loss) per Common Share, in our 2007 Form 10-K. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement. The calculation of adjusted loss from continuing operations per diluted share ignores the antidilutive impact in 2007.

3) Adjusted income (loss) from continuing operations per diluted share and Adjusted Consolidated EBITDA are two components of our guidance.

4) Our Credit Agreement allows certain items to be added to arrive at Adjusted Consolidated EBITDA that are viewed as not being ongoing costs once the Company has completed its restructuring.

HEALTHSOUTH

Q3 2008 Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA – Notes

(In Millions, Except Per Share Data)	Nine Months Ended September 30, 2008	Per Share	Nine Months Ended September 30, 2007	Per Share
Net income	$ 70.5	$ 0.86	$ 699.2	$ 8.90
Income from discontinued operations	(8.6)	(0.11)	(473.7)	(6.03)
Income from continuing operations	61.9	0.76	225.5	2.87
Government, class action, and related settlements	(27.9)	(0.34)	(34.0)	(0.43)
Professional fees - accounting, tax, and legal	12.9	0.16	44.3	0.56
Loss on interest rate swap	16.1	0.20	6.8	0.09
Accelerated depreciation of corporate campus	10.0	0.12	-	-
Gain on sale of investment in Source Medical	-	-	(8.6)	(0.11)
Provision for income tax benefit	(21.7)	(0.27)	(288.2)	(3.67)
Estimated state tax expense	(3.9)	(0.05)	(3.9)	(0.05)
Adjusted income (loss) from continuing operations	47.4	0.58	(58.1)	(0.74)
Adjustment to GAAP EPS for dilution		(0.08)		0.11
Adjusted income (loss) from continuing operations per diluted share		$ 0.50		$ (0.63)
Estimated state tax expense	3.9		3.9	
Interest expense and amortization of debt discounts and fees	131.3		177.9	
Depreciation and amortization	55.8		56.9	
	238.4		180.6	
Other adjustments per our Credit Agreement				
Impairment charges	0.6		15.1	
Net noncash loss on disposal of assets	0.8		2.2	
Loss on early extinguishment of debt	5.8		19.9	
Gain on sale of investment in Source Medical	-		8.6	
Compensation expense under FASB Statement No. 123(R)	8.5		8.1	
Sarbanes-Oxley related costs	-		0.3	
Adjusted Consolidated EBITDA	$ 254.1		$ 234.8	
Basic weighted average common shares outstanding		81.6		78.6
Diluted weighted average common shares		95.1		91.9

HEALTHSOUTH

9 Months 2008 Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA (1)(3) – (Notes on following page)

1) Adjusted income and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income (loss) from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance and liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

2) Per share amounts for the nine months ended September 30, 2008 and 2007 are based on basic weighted average common shares outstanding for all amounts except adjusted income (loss) from continuing operations per diluted share, which is based on diluted shares outstanding. The diluted share counts for the nine months ended September 30, 2008 and 2007 contain 13.5 million and 13.3 million shares, respectively, primarily related to the potential dilution of the convertible perpetual preferred securities as described in Note 18, Earnings (Loss) per Common Share, in our 2007 Form 10-K. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement. The calculation of adjusted loss from continuing operations per diluted share ignores the antidilutive impact in 2007.

3) Adjusted diluted income (loss) per share and Adjusted Consolidated EBITDA are two companents of our guidance.

4) Our Credit Agreement allows certain items to be added to arrive at Adjusted Consolidated EBITDA that are viewed as not being ongoing costs once the Company has completed its restructuring.

HEALTHSOUTH

9 Months 2008 Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA – Notes

(In Millions, Except Per Share Data)	Three Months Ended June 30, 2008	Per Share [illegible]
Net income	$ 44.1	$ 0.55
Loss from discontinued operations	4.0	0.05
Income from continuing operations	48.1	0.61
Government, class action, and related settlements	(8.6)	(0.11)
Professional fees - accounting, tax, and legal	5.3	0.07
Gain on interest rate swap	(28.5)	(0.36)
Provision for income tax expense	0.7	0.01
Estimated state tax expense	(1.3)	(0.02)
Adjusted income (loss) from continuing operations [illegible]	15.7	0.20
Adjustment to GAAP EPS for dilution [illegible]		(0.03)
Adjusted income (loss) from continuing operations per diluted share [illegible]		$ 0.17
Estimated state tax expense	1.3	
Interest expense and amortization of debt discounts and fees	43.5	
Depreciation and amortization	17.9	
	78.4	
Other adjustments per our Credit Agreement		
Impairment charges	0.6	
Net noncash loss on disposal of assets	0.8	
Loss on early extinguishment of debt	3.4	
Compensation expense under FASB Statement No. 123(R)	2.7	
Adjusted Consolidated EBITDA [illegible]	$ 85.9	
Basic weighted average common shares outstanding		79.5
Diluted weighted average common shares		93.0

HEALTHSOUTH

Q2 2008 Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA (1)(3) – (Notes on following page)

1) Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

2) Per share amounts for the three months ended June 30, 2008 are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on weighted average diluted shares outstanding. The diluted share count for the three months ended June 30, 2008 contains 13.5 million shares, respectively, primarily related to the potential dilution of our convertible perpetual preferred stock as described in Note 18, Earnings (Loss) per Common Share, in our 2007 Form 10-K. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement.

3) Adjusted income from continuing operations per diluted share and Adjusted Consolidated EBITDA are two components of our guidance.

4) Our Credit Agreement allows certain items to be added to arrive at Adjusted Consolidated EBITDA that are viewed as not being ongoing costs once the Company has completed its restructuring.

HEALTHSOUTH

Q2 2008 Reconciliation of Net Income to Adjusted Income from Continuing
Operations and Adjusted Consolidated EBITDA – Notes

Nine Months Ended September 30, 2008
Adjusted Consolidated EBITDA	**$254.1**
Compensation expense under FASB Statement No. 123(R)	(8.5)
Provision for doubtful accounts	20.8
Professional fees—accounting, tax, and legal	(12.9)
Interest expense and amortization of debt discounts and fees	(131.3)
Gain on sale of investments	(0.1)
Equity in net income of nonconsolidated affiliates	(7.8)
Minority interests in earnings of consolidated affiliates	21.7
Amortization of debt discounts and fees	4.9
Amortization of restricted stock	4.6
Distributions from consolidated affiliates	7.6
Stock-based compensation	3.9
Current portion of income tax benefit	23.7
Change in assets and liabilities	(23.0)
Change in government, class action, and related settlements	(7.4)
Other operating cash provided by discontinued operations	(1.1)
Other	0.1
Net cash provided by operating activities	**$149.3**

1) Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

HEALTHSOUTH

9 Months 2008 Reconciliation of Adjusted Consolidated EBITDA(1) to Net Cash
Provided by Operating Activities